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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                         Date of Report: August 6, 2001
                        (Date of earliest event reported)


                        HomeSide Global MBS Manager, Inc.
                       Homeside Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                                                 59-3689298
          Delaware                    333-53160                  59-2957725
 ---------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


    7301 Baymeadows Way
    Jacksonville, Florida                                         32256
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    (Address of Principal                                       (Zip Code)
    Executive Offices)

         Registrant's telephone number, including area code:  (904) 281-3422
                                                              --------------

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         (c)      Exhibits.

                  EXHIBIT NO.      DESCRIPTION
                  -----------      -----------
                  19.1             Investor Quarterly Report for HomeSide
                                   Mortgage Securities Trust 2001-1, Mortgage
                                   Backed Floating Rate Notes, Series 2001-1, relating to the July 20, 2001 payment date issued pursuant to Section 14.1 and Section
                                   14.7 of the Master Trust Deed among HomeSide
                                   Global MBS Manager, Inc., as Global Trust
                                   Manager and Perpetual Trustee Company
                                   Limited, as Indenture Trustee, dated as of January 3, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMESIDE GLOBAL MBS MANAGER, INC.



                                         By: /s/
                                             -----------------------------------
                                             Name: Hugh R. Harris
                                             Title:   Chief Executive Officer

                                         HOMESIDE MORTGAGE SECURITIES, INC.



                                         By: /s/
                                             -----------------------------------
                                             Name: Hugh R. Harris
                                             Title:   Chief Executive Officer



Dated:  August 3, 2001

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                                  EXHIBIT INDEX





EXHIBIT NO.              DESCRIPTION                                PAGE NO.
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19.1              Investor's Quarterly Report for HomeSide
                  Mortgage Securities Trust 2001-1, Mortgage
                  Backed Floating Rate Notes, Series 2001-1


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